Exhibit 99.2
February 20, 2008

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings. The forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

The Electric Power Industry is Large and Growing Residenttial $141 Billion +6% Growth Commercial $123 Billion +7% Growth Industrial $62 Billion +4% Growth PowerSecure Marketplace Commercial & Industrial $185 Billion Source: Energy Information Administration Growth rates are 2001-2006 Compound Annual Growth

With Continued Long-term Increases in Demand Projected +30% 4,119 5,4007 2007E 2030E Units are Billions of Kilowatt Hours Source: Energy Information Administration

However, Utilities are Increasingly Constrained Capital Investment Process Cumbersome Increasing Burden of Environmental Constraints Evolving Regulatory Process/Environment Focus on Large "Step-Function" Capital Investment Projects

And Electricity Prices Continue to Rise 6 Industrial Electricity Prices (cents/kwh) Commercial Electricity Prices (cents/kwh) 6.2 6.4 6.5 6.6 2006 2007E 2008 2009 9.5 9.6 9.9 10.1 2006 2007E 2008E 2009E Source: Energy Information Administration

Electricity Prices Increase Exponentially During Peak Demand Periods Price of Electricity "Peak Demand" Determinants Geography Weather Time of Day Utility Infrastructure Utility Customer Mix Demand for Electricity

Providing Opportunity for our "Distributed Generation" Solutions to Deliver Efficiencies Utility Customers "Load Curtailment"/"Demand Response" = Reducing Power Load on Grid Commercial and Industrial Customers "Peak Shaving" = Reducing Electricity from Utility During Peaks

Our Industry Leading Monitoring Center Proactively Predicts Utilities' Peak Load Distributed Generation Runs Utility Demand Curve (Winter Day) Kw 10,500 10,000 9,500 9,000 8,500 7,500 7,000 6,500 6,000 5:00 5:22 5:44 6:06 6:28 6:50 7:12 7:34 7:56 8:18 8:40 9:02 9:24 9:46 10:08 10:30 10:52 11:14 11:36 11:58 12:20 12:42 13:04 13:26 13:48 14:10 14:32 14:54 15:16 15:38 16:00 16:22 16:44

And We Seamlessly Transfer Power Supply to More Efficient On-Site Equipment 10 Kw Utility Power Supply "Peak Shaving" Distributed Generation Providing More Efficient Power Electricity Savings 1400 1200 800 600 400 200 0 -200 5:00 7:24 9:48 12:12 14:36 17:00

Distributed Generation: $15 Billion Market Opportunity Utility Value Streams Peak Power Efficiencies Power Distribution Efficiencies Infrastructure Avoidance Efficiencies Backup Power for Customer Base Load Curtailment/Demand Response Industrial Customer Value Streams Business Interruption Avoidance Process/Waste Avoidance Peak Shaving Efficiencies Commercial Customer Value Streams Business Interruption Avoidance Spoilage Avoidance Peak Shaving Efficiencies Utilities Distributed Generation $15 billion* Industrial Customers Commercial Customers * 5% of U.S. Electricity Market (Company Estimate)

Go-to-Market Strategy: Proving Value through Complementary Channels Utility Sales Channel National Accounts Sales Channel Investor-owned Utility Commercial Customer A Federal Customer A Industrial Customer A Commercial Customer B Federal Customer B Industrial Customer B Energy Co-operative Commercial Customer C

Our Customer Value Proposition is Strong Customer's Cumulative Peak Shaving Benefits Customer's Initial Capital Investment Future Benefits Continue Capital year 1 year 2 year 3 year 4 year 5 Customer ROIs in the 15-25% Range Customer Paybacks in the 3-5 Year Range

Business Model: Matching Economics to Customer's Needs Project-Based Model (Traditional) Customer Owns Assets Cost of Sales (Generator, Materials, Labor) PowerSecure Project Revenue Monitoring Revenue Project implemented year 1 year 2 year 3 year 4 year 5 Recurring Revenue Model (New) PowerSecure Owns Assets PowerSecure Capital (Generator, Materials, Labor) PowerSecure Recurring RevenueCost of Sales and Depreciation Operating Margin Capital

Market Leadership First to Bring Turnkey Distributed Generation Concept to Market (Profitable Day 1) Deep Understanding of Utilities and their Customers Proven track record of execution and dependability Strong ROI-based Customer Value Proposition Strong Relationships - Our Culture Seeks to Build Foundation of Trust

With Strong, Sustainable Competitive Advantages Superior Engineering Unmatched Proactive Electricity Grid Forecasting Capabilities Seamless "Parallel Switchgear" Technology Expert in Utility Tariff Systems Expert in Utility Interconnect Requirements Dedicated, Dependable Distributed Generation Assets Strong, Growing Client Roster

And Growing Complementary Businesses Leveraging Core Competencies and Relationships 17 Strategic Focus Areas Utility Infrastructure Distributed Generation Energy Efficiency UtilityServices Distributed Generation EnergyLite NexGear EfficientLights

A Track Record of Profitable Growth 18 Note: Revenue is shown in millions; EPS is from Continuing Operations and Excludes 2Q07 Restructuring Charge (see Appendix for Non-GAAP Reconciliation), All figures are before discontinuance of Company's Metretek Florida subsidiary * 3Q07 Last Twelve Months Strong 3-Year Compound Growth Rates Revenue Over 40%, EPS Over 160% Revenue E.P.S. 2004 2005 2006 3Q07LTM* $140 $120 $100 $80 $60 $40 $20 $0 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $35 $47 $120 $115 $0.03 $0.20 $0.71 $0.54

And a Strong Balance Sheet Positions us for the Future * 3Q07 Last 12 Months EBITDA Excludes 2Q07 Restructuring Charge of $14.1 million (see Appendix for Non-GAAP Reconciliation) ($ millions) 2Q07 EBITDA (LTM)* $12.9 Debt $0.0 Cash $26.6

Our Future is Bright Large and Growing Marketplace U.S. and International Strong Market Position Focus on Core and Complementary Businesses Dedicated Employees who are Industry Experts Culture of Profitable Growth 20 L30179 24 PowerSecure Investor Presentation 2-20-08.pdf

Appendix (Non-GAAP Measures)

Non-GAAP Reconciliations

(in Millions except E.P.S.)	4Q06	1Q07	2Q07	3Q07	3Q07 LTM***
Revenue and E.P.S. -- 3Q07 LTM Excluding 2Q07 Restructuring Charge					
Revenue	35.9	27.0	24.1	28.0	115.0
Net Income (Loss) -- Continuing Operations	3.9	2.2	(13.7)	2.7	(4.9)
2Q07 Restructuring Charge (After-tax*)			14.1		14.1
Net Income -- Continuing Ops, Excluding 2Q07 Restructuring Charge	3.9	2.2	0.4	2.7	9.2
E.P.S. -- Continuing Operations (Diluted)	0.23	0.13	(0.86)	0.15	(0.34)
E.P.S. -- Continuing Ops Ex. Restructuring Charge (Diluted)	0.23	0.13	0.02	0.15	0.54
Weighted Average Shares (Diluted) -- As Reported	17.0	17.0	15.9	17.2	
Weighted Average Shares (Diluted) -- 2Q07 Positive Net Income**			17.1		
EBITDA -- 3Q07 LTM Excluding 2Q07 Restructuring Charge					
Net Income (Loss) -- As Reported	3.9	2.2	(13.9)	2.7	(5.0)
Equity Income (net of Minority Interest)	(0.3)	(0.6)	(0.7)	(0.7)	(2.3)
Distributions from Equity Investment	1.5	0.5	0.9	0.6	3.4
Interest Expense	0.0	0.0	0.0	0.0	0.0
Income Taxes	0.2	0.3	0.2	0.2	0.8
Depreciation & Amortization	0.3	0.3	0.4	0.4	1.4
Loss on Disposal of PP&E, Discontinued Ops, Stock Comp	0.2	0.3	0.4	0.3	1.2
Interest Income	(0.3)	(0.2)	(0.1)	(0.2)	(0.8)
2Q07 Restructuring Charge			14.1		14.1
EBITDA -- Excluding 2Q07 Restructuring Charge	5.5	2.8	1.3	3.2	12.9

* Note: There is no tax assumed for the 2Q07 restructuring charge due to the tax net operating losses the Company is carrying forward

** 17.1 million shares utilized to calculate 2Q07 E.P.S. Excluding Restructuring charge due to resulting positive net income position

*** 3Q07 LTM = Last twelve months ended September, 2007

Note: All figures are before adjusting for the discontinuance of the Company's Metretek Florida Subsidiary announced December, 2007

PowerSecure 22

Non-GAAP Measures This presentation contains references to the non-GAAP financial measures: 1) E.P.S from Continuing Operations Excluding the 2Q07 Restructuring Charge (diluted), and 2) "EBITDA Excluding the 2Q07 Restructuring Charge". E.P.S. from Continuing Operations Excluding the 2Q07 Restructuring Charge (diluted) refers to the Company's income from continuing operations per share excluding restructuring costs incurred in the Company's second quarter of 2007. By eliminating the expenses related to the restructuring charge, which are not indicative of the results of the Company's operations, the Company believes the resulting non-GAAP E.P.S. is a useful tool that permits management and its Board of Directors to measure, monitor, and evaluate the Company's operating performance and make improved operating decisions. This non-GAAP measure is also used by management to assist in planning and forecasting future operations. The Company also believes that this measure provides meaningful information to investors to enhance their understanding of the Company's core operating performance and to allow investors to more easily compare the Company's operating performance in different fiscal periods, as well as aligning more closely to measurements used by analysts and investors monitoring the Company. EBITDA Excluding the 2Q07 Restructuring Charge is a non-GAAP financial measure computed as income before interest and finance charges, income taxes, depreciation and amortization, equity income (net of minority interest), interest income, other non-cash items, plus distributions from equity investments, and excluding the Company's 2Q07 restructuring charge. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believed that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. These non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP. Note that all measures in this presentation are before the discontinuance of the Company's Metretek Florida subsidiary announced in December, 2007.